Asset I
                        Prospectus Dated October 2, 2006

                   Flexible Payment Deferred Combination Fixed
                         and Variable Annuity Contracts
                                    Issued By
                       The Sage Variable Annuity Account A
                Formerly of Sage Life Assurance of America, Inc.
                 And Now of Valley Forge Life Insurance Company


Executive Office:
175 King Street
Armonk, NY 10504

This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts ("Contracts") for individuals and groups issued by Valley Forge Life Insurance Company ("VFL"). Prior to September 30, 2006, the Contracts were issued by Sage Life Assurance of America, Inc. ("Sage Life").

As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional purchase payments you wish to make and will process all transactions and claims under your Contract. There have been no changes to The Sage Variable Annuity Account A as a result of the merger. Notwithstanding anything to the contrary in this prospectus, the Contracts and riders are no longer offered for sale.

You determine the amount and timing of any additional purchase payments. You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of the available Guarantee Periods. Currently, there is one ten (10) year Guarantee Period available. The Contract is not designed to serve as a vehicle for frequent trading.

Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

     |   AIM Variable Insurance Funds (Series I Shares)
     |   The Alger American Fund (Class O Shares)
     |   MFS(R)Variable Insurance TrustSM (Initial Class)
     |   The Universal Institutional Funds, Inc. (Class I Shares)
     |   Oppenheimer Variable Account Funds (Non-Service Class)
     |   T. Rowe Price Equity Series, Inc. (closed to additional purchase payments and transfers)
    |    Columbia Funds Variable Insurance Trust (Class A) (closed to new sales, additional payments and transfers of Account Value)
    |    Columbia Funds Variable Insurance Trust I (Class A) (closed to new sales, additional payments and transfers of Account Value)

Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account.

The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission ("SEC"). You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the SEC's website at http://www.sec.gov. You can also obtain a copy of the Statement of Additional Information from the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC 20549 (telephone 202-551-8090).

This Prospectus includes basic information about the Contracts that you should know before investing. Please read this Prospectus carefully and keep it for future reference. The Trust Prospectuses contain important information about the Funds.

The Securities and Exchange Commission has not approved these Contracts or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal.



                                TABLE OF CONTENTS


Index of Terms..................................................................   1

Highlights......................................................................   3

Fee Table.......................................................................   4

1.     What Are the Contracts?..................................................   7
       Your Options.............................................................   7
       Transfers................................................................   7

2.     What Are My Income Payment Options?......................................   8
       Your Choices.............................................................   8
       Income Payment Amounts...................................................   8
       Optional Guaranteed Minimum Income Benefit Rider.........................   9

3.     How Do I Make Additional Purchase Payments?..............................  11
       Making Additional Purchase Payments......................................  11
       When We May Cancel Your Contract.........................................  11

4.     What Are My Investment Options?..........................................  12
       Purchase Payment Allocations.............................................  12
       Variable Sub-Account Investment Options..................................  12
       Fixed Account Investment Options.........................................  14
       Transfers................................................................  15
       Market Timing Policies and Procedures....................................  15
       Transfer Programs........................................................  17
       Values Under Your Contract...............................................  19

5.     What Are the Expenses Under a Contract?..................................  21
       Surrender Charge.........................................................  22
       Annual Administration Charge.............................................  22
       Transfer Charge..........................................................  23
       Asset-Based Charges......................................................  23
       Purchase Payment Tax Charge..............................................  23
       Optional Benefit Charges.................................................  23
       Fund Annual Expenses.....................................................  23
       Additional Information...................................................  24

6.     How Will My Contract Be Taxed?...........................................  25
       Introduction.............................................................  25
       Taxation of Non-Qualified Contracts......................................  25
       Taxation of a Qualified Contract.........................................  26
       Transfers, Assignments, or Exchanges of a Contract.......................  28
       Possible Tax Law Changes.................................................  28

7.     How Do I Access My Money?................................................  29
       Withdrawals..............................................................  29
       Requesting Payments......................................................  30

8.     How Is Contract Performance Presented?...................................  31
       Yield....................................................................  31
       Total Return.............................................................  31
       Performance/Comparisons..................................................  32
9.     Does the Contract Have a Death Benefit?..................................  33
       Basic Death Benefit......................................................  33
       Owner's Death Before the Income Date.....................................  33
       Owner's or Annuitant's Death After the Income Date.......................  34
       Accidental Death Benefit.................................................  34
       Optional Enhanced Death Benefit Rider....................................  35
       Proof of Death...........................................................  36

10.    What Other Information Should I Know?....................................  37
       Parties to the Contract..................................................  37
       Valley Forge Life Insurance Company......................................  37
       Variable Account.........................................................  38
       Modification.............................................................  38
       Distribution of the Contracts............................................  39
       Legal Proceedings........................................................  39
       Reports to Contract Owners...............................................  39
       Authority to Make Agreements.............................................  39
       Financial Statements.....................................................  39

11.    How Can I Make Inquiries?................................................  40

Table of Contents of the Statement of Additional Information....................  41

Appendix A - Contracts Issued Before A Certain Date.............................  42

Appendix B - Accumulation Unit Value History....................................  48

Appendix C - Guaranteed Minimum Income Benefit..................................  52

Appendix D - Enhanced Death Benefit.............................................  53



This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                                 INDEX OF TERMS

We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

Account Value: The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.


Accumulation Phase: The Accumulation Phase is the period during which you accumulate savings under your Contract.

Accumulation Unit: An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

Annuitant: The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

Asset-Based Charges: The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

Beneficiary: The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

Business Day: A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which the SEC determines an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and
(iii) any day on which the SEC permits a delay in the disposal or valuation of assets in the Variable Account.

Contracts: The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

Contract Anniversary: A Contract Anniversary is each anniversary of the Contract Date.

Contract Date: The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

Contract Year: Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

Excess Withdrawal: An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

Expiration Date: The Expiration Date is the last day in a Guarantee Period.

Fixed Account: The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

Free Withdrawal Amount: A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

Fund: A Fund is an investment portfolio in which a Variable Sub-Account invests.

General Account: An account that consists of all our assets other than those held in any separate investment accounts.

Income Date: The Income Date is the date you select for your regular income payments to begin.

Income Phase: The Income Phase starts on the Income Date and is the period during which you receive regular income payments.

Income Unit: An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

Net Asset Value: Net Asset Value is the price of one share of a Fund.

Owner: The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

Satisfactory Notice: Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center. Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or electronic delivery can be delivered by U.S. Mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

Surrender Value: The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge.

Valuation Period: The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

Variable Account: The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.
"We", "Us", "Our", "VFL" or the "Company" is Valley Forge Life Insurance
Company.

"You" or "Your" is the Owner of a Contract.

                                   HIGHLIGHTS

The flexible payment deferred combination fixed and variable annuity contract ("Contract") is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchased the Contract you were given an opportunity to choose an enhanced death benefit and/or a guaranteed minimum income benefit. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

Prior to September 30, 2006, Sage Life issued the Contract and was the depositor of the Variable Account. As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL.

The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 7%. The Income Phase occurs when you begin receiving income payments from your Contract.

You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed. For most qualified Contracts, the full amount of the payment will be taxed.

A qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that make it an important investment for a qualified plan.

If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center, P.O. Box 290680, Wethersfield, CT 06129-0680, (877) 835-7243.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Account Value between investment options. State premium taxes (Purchase Payment Tax Charge) may also be deducted.*

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments).....None

Surrender Charge(1) (as a percentage of purchase payments withdrawn or surrendered)...........................................................7%

Maximum Transfer Charge(2)
         First 12 transfers in a Contract Year..............................$ 0
         After 12th transfer in a Contract Year.............................$25

*We may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge. Premium Taxes currently range from 0% to 3.5%, depending upon the state or locality.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, and, if selected with respect to the Optional Benefit Annual Expenses, not including Fund fees and expenses.

Annual Administration Charge

         Contract Years 1-7(3).............................................$40
         After Contract Year 7.............................................$ 0

Variable Account Annual Expenses

Asset-Based Charges (deducted daily as percentage of the assets of the Variable Account) (4)(5)

Mortality and Expense Risk Charge........................................1.25%
Asset-Based Administrative Charge........................................0.15%
                                                                         -----
Asset-Based Charges - Total..............................................1.40%

Optional Benefit Rider Annual Expenses (deducted monthly as percentage of your Variable and Fixed Account Values)

         Guaranteed Minimum Income Benefit Charge........................0.20%
         Enhanced Death Benefit Charge*..................................0.25%
                                                                         -----
         Total Optional Benefit Annual Charges...........................0.45%

Maximum Total Variable Account Annual Expenses (assumes you
  selected most expensive combination of riders)                         1.85%


*0.20% for Contracts purchased prior to May 1, 2001.

(1) The Surrender Charge declines each Contract Year and is 0% in Contract Years 8 and later. The charge is as follows:

                               APPLICABLE              APPLICABLE SURRENDER
                              CONTRACT YEAR              CHARGE PERCENTAGE
                              -------------              -----------------
                                    1                           7%
                                    2                           7%
                                    3                           6%
                                    4                           5%
                                    5                           4%
                                    6                           3%
                                    7                           1%
                            8 and thereafter                    0%

     You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) 10% of your total purchase payments less all prior withdrawals (including any associated surrender charge incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments).

     Because the Free Withdrawal Amount is not considered a liquidation of purchase payments, if you surrender your Contract during the same Contract Year you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount. See "What are the Expenses Under A Contract?"

(2)  Currently, we do not assess a transfer charge.

(3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(4) In Contract Years 8 and later, the Mortality and Expense Risk Charge is lowered to 1.10% annually and the Asset-Based Administrative Charge is lowered to .15% annually. The total Asset-Based Charges in Contract Years 8 and later are 1.25% annually.

(5) If you bought your Contract before May 1, 2001, we deduct the Asset-Based Charges on a monthly basis during the Accumulation Phase (see Appendix A). See "What Are The Expenses Under A Contract?"

Fund Charges

The next item shows the minimum and maximum total operating expenses charged by the Fund companies (for the year ended December 31, 2005) that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses                       Minimum      Maximum
                                                           -------      -------

(expenses that are deducted from Fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses)                  0.60%         1.19%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.

The Example reflects the charges for the optional Guaranteed Minimum Income Benefit and the optional Enhanced Death Benefit. (If you purchased the Contract prior to May 1, 2001, your expenses would be less than the expenses shown below if you selected the EDB.)

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds (before any applicable fee waivers and/or reimbursements). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $1,056            $1,682           $2,227            $3,610


(2) If you do not surrender your Contract or if you take Income Payments from your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $356              $1,082           $1,827            $3,610

There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix B (see Appendix A if you purchased your Contract before May 1, 2001).

1. WHAT ARE THE CONTRACTS?

The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract. If you purchased your Contract before May 1, 2001, please see Appendix A for certain provisions applicable to your Contract. Generally, Contracts purchased on or after May 1, 2001 will have the provisions described in this Prospectus. However, in certain states the provisions described in Appendix A will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

Your Options

When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer one ten (10) year Guarantee Period. We may discontinue offering certain Guarantee Periods in the future.

We offered you two optional benefits for an additional charge -- the GMIB and EDB. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?" We also provide an Accidental Death Benefit. This benefit is discussed in "Does the Contract Have A Death Benefit?"

Transfers

Subject to certain conditions and applicable market timing policies and procedures, you can transfer Account Value three ways:

     |   From one Variable Sub-Account to another Variable Sub-Account;

     |   From a Fixed Sub-Account to a Variable Sub-Account; or

     |   From a Variable Sub-Account to a Fixed Sub-Account.

We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

2. WHAT ARE MY INCOME PAYMENT OPTIONS?


Your Choices

You have several choices to make concerning your Income Payments. First, you choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

On the Income Date, we will use the Account Value under the Contract to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

The available income plans are:

| Income Plan 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, we will only make one payment.

| Income Plan 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

| Income Plan 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If you and the second person die after the first payment and before the second payment, we will only make one payment.

| Income Plan 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

| Income Plan 5 -- Annuity Plan - You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

Income Payment Amounts

We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and if applicable upon the age and sex of a second person you designate. The monthly income rate per $1,000 we apply will never be lower than the rate shown in your Contract.

If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

Variable Income Payments. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%; if you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate.)

For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.

Optional Guaranteed Minimum Income Benefit Rider

The GMIB is an optional rider that ensures, if you satisfy the rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular Income Plan and frequency of payment, we determine the GMIB by multiplying (a) by (b) where:

(a) is the greatest of: (i) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge incurred) reduces Account Value, or (ii) the Account Value as of the Income Date, or (iii) the Highest Anniversary Value determined on the Income Date; and

(b) is the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates are generally more favorable than the monthly income rates per $1,000 shown in the Contract to calculate the GMIB). We will pay you the amount that results in higher income payments.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. We will calculate an anniversary value for each Contract Anniversary before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:

| the Account Value on that Contract Anniversary;

| increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

| reduced by the proportion that any withdrawal taken since that anniversary (including applicable surrender charges) reduced Account Value.

We show an example of how the GMIB works in Appendix C.

Contract Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option (See "Does The Contract Have a Death Benefit? - Owner's Death Before the Income Date"), may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The rider's effective date for purposes of reviewing Contract Anniversaries to determine the Highest Anniversary Value will be the Business Day the new Owner elects to continue the rider. All of the other terms and conditions of the rider will continue as before.

When May You Elect the GMIB? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows, after (a) the Contract has been in effect for seven years, and (b) the Annuitant has attained age 60.

Income Plans Available with the GMIB. You may elect to use the GMIB with the following Income Plans in your Contract:

|    Income Plan 1. Fixed Life Annuity;
|    Income Plan 2. Fixed Life Annuity with 10 or 20 Years Certain; and
|    Income Plan 3. Fixed Joint and Last Survivor Annuity.

You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

Other GMIB Terms and Conditions.

| The GMIB must be purchased at time of application;

| The Annuitant must be age 80 or younger at the time your Contract is issued;

| The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

Important Considerations Regarding the GMIB. While a GMIB does provide a guaranteed income, a GMIB may not be appropriate for all investors. You should understand the GMIB completely and analyze it thoroughly before you purchase the GMIB.

| A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

| Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under the GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.

| The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

| Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

| The GMIB may not be approved in all states.



3. HOW DO I MAKE ADDITIONAL PURCHASE PAYMENTS?

Notwithstanding anything to the contrary in this prospectus, the Contracts and riders are no longer offered for sale. However, VFL accepts additional purchase payments on, and processes transactions for, existing Contracts.

Making Additional Purchase Payments

You may make additional purchase payments of $250 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions. VFL no longer accepts EFT (electronic funds transfer). We reserve the right to change the minimum purchase payments. We will give you notice if we do this.

We will accept additional purchase payments as shown in the chart below:


Contract Type                       Restrictions on Acceptance of Additional
                                    Purchase Payments

Non-Qualified Contract              Accepted until the earlier of the
                                    year in which you attain age 90 or the year in which the Annuitant attains age 90.

Qualified Contract                  Accepted until the year in which
                                    you attain age 90, except for annual
                                    contributions to a traditional IRA which are accepted until the year in which you attain age 70 1/2.

We reserve the right to reject any additional purchase payments.

You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time. Purchase payments received after the close of business will be applied on the next Business Day. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

When We May Cancel Your Contract

If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

4. WHAT ARE MY INVESTMENT OPTIONS? Purchase Payment Allocations

When you applied for a Contract, you specified the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Variable Sub-Account Investment Options

The Variable Account has Sub-Accounts currently open to additional purchase payments and transfers. Each Sub-Account invests in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract.

More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Fund. You should read the Funds' prospectuses carefully. There is no assurance that these objectives will be met. Certain portfolios contained in the Fund prospectuses may not be available with your Contract. The Funds may offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes that are not available through the Contract. When you consult the Fund prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your Contract. Not every Fund may be available in every state or in every market. We will send you Fund prospectuses with your confirmation. YOU CAN ALSO CALL OR WRITE (877) 835-7243, CUSTOMER SERVICE CENTER, P.O. BOX 290680, WETHERSFIELD, CT 06129-0680 TO OBTAIN COPIES OF THE FUND PROSPECTUSES.

The following Funds are currently available under the Contract:

AIM Variable Insurance Funds (Series I Shares)

         AIM V.I. Government Securities Fund
         AIM V.I. Core Equity Fund (AIM V.I. Premier Equity Fund was merged into
            AIM V.I. Core Equity Fund)
         AIM V.I. International Growth Fund
         AIM V.I. Money Market Fund
         AIM V.I. Capital Appreciation Fund (AIM V.I. Growth Fund was merged into AIM V.I. Capital Appreciation Fund)
         AIM V.I. Financial Services Fund
         AIM V.I. Technology Fund
         AIM V.I. Global Health Care Fund (prior to 7/1/05, the name of the Fund was AIM V.I. Health Sciences Fund)

         Adviser: A I M Advisors, Inc.

The Alger American Fund (Class O Shares)

         Alger American MidCap Growth Portfolio
         Alger American Income & Growth Portfolio
         Alger American Small Capitalization Portfolio

         Adviser: Fred Alger Management, Inc.

MFS(R)Variable Insurance TrustSM (Initial Class)
         MFS Investors Trust Series
         MFS High Income Series
         MFS Research Series
         MFS Total Return Series
         MFS Capital Opportunities Series

         Adviser: MFS Investment Management(R))

Oppenheimer Variable Account Funds (Non-Service Class)

         Oppenheimer Core Bond Fund/VA (prior to 4/29/05, the Fund's name was
             Oppenheimer Bond Fund/VA)
         Oppenheimer Capital Appreciation Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA

         Adviser: OppenheimerFunds, Inc.

The Universal Institutional Funds, Inc. (Class I Shares)

         Global Value Equity Portfolio
         U.S. Mid Cap Value Portfolio
         Value Portfolio

         Adviser: Morgan Stanley Investment Management, Inc., the adviser to the
            UIF Portfolios, does business in certain instances using the name Van Kampen


The following Funds have been closed to additional purchase payments and transfers (other than transfers that are part of a pre-existing dollar cost averaging program).

Columbia Funds Variable Insurance Trust I (Class A)

         Columbia High Yield Fund, Variable Series (the Columbia
            High Yield Fund, Variable Series was reorganized into the Nations High Yield Bond Portfolio and then was renamed the Columbia High Yield Fund, Variable Series, effective May 1, 2006)

         Adviser: Columbia Management Advisors, LLC (prior to September 30,
            2005, Columbia Management Advisors, Inc. was the adviser)


Columbia Funds Variable Insurance Trust (Class A)

        Columbia Small Cap Value Fund, Variable Series (formerly, Colonial
            Small Cap Value Fund, Variable Series)
         Columbia Strategic Income Fund, Variable Series (formerly, Colonial
            Strategic Income Fund, Variable Series)
         Columbia Large Cap Value Fund, Variable Series (formerly, Liberty
            Growth & Income Fund, Variable Series)
         Columbia International Fund, Variable Series (formerly, Colonial
            International Fund for Growth, Variable Series)
         Columbia Large Cap Growth Fund, Variable Series (formerly, Stein Roe
           Growth Stock Fund, Variable Series)
         Columbia Asset Allocation Fund, Variable Series (formerly, Liberty
           Asset Allocation Fund, Variable Series)

         Adviser: Columbia Management Advisors, LLC (prior to September 30,
           2005, Columbia Management Advisors, Inc. was the adviser)

T. Rowe Price Equity Series, Inc.

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Mid-Cap Growth Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

         Adviser: T. Rowe Price Associates, Inc.

The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager. A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

We may perform certain shareholder services and other administrative functions on behalf of the Funds or their investment advisors, distributors and/or affiliates. We may receive revenues from the Funds, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and another separate account of ours. These percentages differ; some Funds, investment advisors, distributors and/or affiliates pay us a greater percentage than others and some do not pay us at all. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying Funds.

Fixed Account Investment Options

Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. Currently, a ten (10) year Guarantee Period is available.


Transfers

Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions and subject to our market timing policies and procedures. The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. There is currently no limit on the number of transfers from and among the Sub-Accounts.

A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. We will deem requests received on other than a Business Day or on or after the close of business as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

In addition, we reserve the right to restrict transfers:

| if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

| if the transfer results in more than one trade involving the same Sub-Account with a 30-day period; or

| if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

Market Timing Policies and Procedures

Your ability to make transfers among Sub-Accounts under the Contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and out of a Sub-Account in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract Owners. These risks and harmful effects include:

o dilution of the interests of long-term investors in a Sub-Account, if market timers or others transfer into the Sub-Account at prices that are below the true value or transfer out of the Sub-Account at prices that are higher than the true value;

o an adverse affect on portfolio management and investment performance, such as by causing the underlying Fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

o    increased brokerage and administrative expenses.

To protect our Contract Owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures ("Market Timing Policies").

Under our Market Timing Policies, we can modify your transfer privileges for some or all of the Sub-Accounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any Sub-Account at any one time. Subject to and unless prohibited by the terms of the Contract, we may (but are not obligated to):

o limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer in a seven-day period, or more than two in a 30-day period, etc.),

o restrict the method of making a transfer (e.g., require that all transfers into a particular Sub-Account be sent to our Service Center by first class U.S. mail and rescind telephone and fax transfer privileges),

o require a holding period for some Sub-Accounts (e.g., prohibit transfers into a particular Sub-Account within a specified period of time after a transfer out of that Sub-Account),

o impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying Funds), or

o    impose other limitations or restrictions.

Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency for a given Contract's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other Contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the underlying Funds. We may change our monitoring procedures at any time without notice.

If a transfer request exceeds the transfer parameters, we may send the Owner a warning letter. If at any time thereafter the Owner's transfer activity exceeds the transfer parameters, we will revoke the Owner's right to make fax or telephone transfers. We will notify Owners in writing (by mail to their address of record on file with us) if we limit their trading.

In addition, we reserve the right to restrict transfers:

o if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

o if the transfer would adversely affect Account Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

We do not include transfers made pursuant to Transfer Programs, such as Dollar Cost Averaging or other similar programs when applying our Market Timing Policies.

We have adopted these Market Timing Policies as a preventative measure to protect all Owners from the potential effects of Disruptive Trading, while also abiding by any rights that Owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other Owners.

We currently do not make any exceptions to the Market Timing Policies. We may reinstate telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). We cannot guarantee that revoking or limiting an Owner's telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying Funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain Funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying Funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur. We cannot guarantee that the Funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying Fund shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into any Sub-Account if the purchase of shares in the corresponding underlying Fund is not accepted for any reason.

Telephone or Facsimile ("Fax") Transfers. Subject to the Market Timing Policies, you may request transfers or withdrawals by telephone or Fax. We will not be liable for following instructions communicated by telephone or Fax that we reasonably believe to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone or Fax are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information;
(b) tape recording all telephone conversations; and (c) sending you a confirmation statement after all such telephone or Fax transactions.

We also will allow you to create a power of attorney, authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

Third Party Transfers. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

However, our procedures will not prevent you from making your own transfer requests, subject to these Market Timing Policies.

Transfer Programs

Dollar-Cost Averaging Program. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the AIM V.I. Money Market Sub-Account to any combination of Variable Sub-Accounts.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the AIM V.I. Money Market Sub-Account the amounts we transfer will vary slightly from month to month.

You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the AIM V.I. Money Market Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day.

Once elected, dollar-cost averaging remains in effect until:

| the Income Date;

| you surrender the Contract;

| the value of the Sub-Account  from which transfers are being made is depleted;
or

| you cancel the program by written request.

You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

Asset Allocation Program. The asset allocation programs which had previously been available with the Contract were terminated and are no longer available. Any monies that you have previously allocated to an asset allocation program will remain in the asset allocation models set as of June 30, 2003, unless and until you instruct us otherwise.

If you selected the asset allocation program, VFL does not review or update the model percentages. There is no active reallocation according to any models, nor will there be any in the future. Allocations to asset allocation model(s) have continued to be rebalanced on a quarterly basis to return to your Account Value to the model allocation percentages as of June 30, 2003.

You may, at any time, opt out of the asset allocation model you are in, at which time you can leave your allocations among the investment options you are currently in, or transfer your Account Value to other investment options. There is no charge for opting out of an asset allocation model, nor is there currently any charge for transferring your Account Value to other investment options. To make any such changes, call our Customer Service group at 1-877-835-7243. The Customer Service group can also be contacted to determine which model portfolios you are currently invested in.

Automatic Portfolio Rebalancing Program. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

If you are enrolled in a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers, the replacement Fund in the case of substitutions and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund, the replacement Fund or a Money Market Fund for any continued and future investments.

Values Under Your Contract

Account Value. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

| the performance of the Variable Sub-Accounts you have selected;

| interest credited on amounts you allocated to the Fixed Account;

| any additional purchase payments; and

| charges, transfers, withdrawals, and surrenders.

Your Account Value may be more or less than purchase payments you made.

Surrender Value. The Surrender Value on a Business Day before the Income Date is the Account Value, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

Variable Account Value. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit Value for that Business Day.

Accumulation Unit Value. Accumulation Unit Value varies to reflect expenses and deductions of certain charges under the Contract and the investment experience of the underlying Fund. Accumulation Unit Values may increase or decrease from one Business Day to the next. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) and subtracting (c) where:

(a) is the net result of:

     (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; plus

     (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

     (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

(b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

(c) is the daily Asset-Based Charges.

The net investment factor may be more or less than, or equal to, one.

If you purchased your Contract prior to May 1, 2001, see Appendix A for the Net Investment Factor applicable to your Contract.

Fixed Account Value. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

| the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; plus

| interest at the Guaranteed Interest Rate; minus

| any transfers from the Sub-Account; minus

| any withdrawals (including any associated surrender charges) from the Sub-Account; and minus

| any charges allocated to the Sub-Account.


5. WHAT ARE MY EXPENSES UNDER A CONTRACT?

We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

Services and Benefits We Provide Include:

| the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

| the death benefit paid on the death of the Owner;

| the available investment options, including dollar-cost averaging, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs; | administration of the income plans available under the Contracts; and

| the distribution of various reports to Owners.

Costs and Expenses We Incur Include:

| those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

| sales and marketing expenses; and

| other costs of doing business.

Risks We Assume Include:

| the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

| that the amount of the death benefit will be greater than Account Value; and

| that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes. See "Fee Table."

We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

| the size of the group;

| the total amount of purchase payments to be received from the group;

| the purposes for which the Contracts are purchased;

| the nature of the group for which the Contracts are purchased; and

| any other circumstances that could reduce Contract costs and expenses.

We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of VFL or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons.
Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

Surrender Charge

If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 7% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table." The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge is 7%, and you have requested a withdrawal of $1,000. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

(a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge incurred) in that Contract Year (10% x $5,000 = $500); and

(b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments ($5,250 - $5,000 = $250).

Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $35 (7% x $500).

The Free Withdrawal Amount is not considered a withdrawal of purchase payments. A surrender of your Contract where you have previously taken advantage of your full Free Withdrawal Amount will result in the loss of the benefit of that Free Withdrawal.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in your rider to the Contract.

Annual Administration Charge

We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

Transfer Charge

We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

Asset-Based Charges

We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. If you bought your Contract prior to May 1, 2001, see Appendix C for information related to Asset-Based Charges. The maximum charges are:

                                                    COMBINED
                                               ASSET-BASED CHARGES

                                   ANNUAL                              DAILY
                                   CHARGE                             CHARGE

Contract Years 1-7                  1.40%                            .0038626%
Contract Years 8+                   1.25%                            .0034462%

These charges do not apply to any Fixed Account Value.

Purchase Payment Tax Charge

We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.5%, depending upon the state or locality.

Optional Benefit Charges

Guaranteed Minimum Income Benefit. If you purchased the optional Guaranteed Minimum Income Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We calculate this charge as a percentage of your Account Value on the date of deduction, and deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply all of your Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

Enhanced Death Benefit. If you purchased the optional Enhanced Death Benefit, we will deduct an additional charge equal on an annual basis to 0.25% (0.20% for Contracts purchased prior to May 1, 2001) of your Account Value on the date of deduction during the Accumulation Phase. We deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply the Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

Fund Annual Expenses

Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. Each Fund's management fees and other expenses can be found in the prospectus for each Fund.

Additional Information

The Contracts were sold by broker-dealers through registered representatives of such broker-dealers who were also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers received commissions for selling the Contracts calculated as a percentage of purchase payments (up to a maximum of 6.25%). Under certain circumstances, we may have paid a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. Certain broker-dealers who met certain productivity and profitability standards may have been eligible for additional compensation.

6. HOW WILL MY CONTRACT BE TAXED?

This discussion is not intended as tax advice. Please consult counsel or other Competent tax advisers for more complete information. We have included an Additional discussion regarding taxes in the statement of additional Information. No attempt is made to consider any applicable state tax or other Tax laws, or to address any federal estate, or state and local estate, Inheritance, and other tax consequences of ownership or receipt of distributions Under a contract.

                                  Introduction

When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

                       Taxation of Non-Qualified Contracts

Non-Natural Person. Under Section 72(u) of the Internal Revenue Code (the "Code") the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Withdrawals and Surrenders. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Account Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

Special Note on Withdrawals. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

| We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

Penalty Tax on Certain Withdrawals. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

| made on or after the taxpayer reaches age 59 1/2;

| made on or after the death of an Owner;

| attributable to the taxpayer's becoming disabled; or

| made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

| from purchase payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax. Income Payments. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

Certain death benefits may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the Owner is under age 59 1/2.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Partial 1035 Exchanges. Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An Owner may avoid this result by demonstrating that a "life event" such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Due to continuing uncertainty in this area, Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Further Information. We believe that the contracts will qualify as annuity Contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

Taxation of a Qualified Contract

Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisers for more specific information.

Types of Qualified Contracts. A Qualified Contract can be used in connection with the following types of retirement plans:

| Individual Retirement Annuity (IRA) permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

| SIMPLE IRA permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

| Roth IRA allows eligible individuals to make after-tax contributions with no tax on qualifying distributions.

The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

Contributions And Distributions. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions when such election is permitted.

Recent tax law changes have been made regarding Qualified Contracts to provide victims of Hurricanes Katrina, Rita and Wilma with special tax relief for certain periods of time related to the tax treatment of withdrawals, the 10% penalty tax, recontribution of certain withdrawal amounts and the limitations applicable to loan amounts and repayments. Persons eligible for the special tax treatment are generally those whose principal residence was in the designated hurricane disaster area and who sustained an economic loss from the applicable hurricane. Owners should consult their own tax advisers regarding their eligibility for this tax relief.

Tax Penalty on Certain Withdrawals. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

(1) paid on or after you reach age 59 1/2;

(2) paid after you die;

(3) paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

(5) paid for certain allowable medical expenses (as defined in the Code);

(6) paid on account of an IRS levy upon the Qualified Contract;

(7) paid from an IRA for medical insurance (as defined in the Code);

(8) paid from an IRA for qualified higher education expenses; or

(9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

We have provided a more complete discussion in the Statement of Additional Information.

Terms of the Plan. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

Death Benefits. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified Contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the basic Death Benefit as well as an optional rider death benefit, which may exceed the greater of purchase payments or Account Value. If these death benefits are determined by the IRS as providing life insurance, the Contract may not qualify as an IRA (including Roth and simple
IRAs) which may result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Transfers, Assignments, or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

7. HOW DO I ACCESS MY MONEY?

You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

Withdrawals

You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. (If you have elected the "payments for a specified period certain" income plan option, you may request a full or partial withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date.) There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. Also, there may be adverse tax consequences if you make a partial withdrawal during the Income Phase. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $250, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum.

Under  certain  circumstances,  we  may  delay  this  payment.  See  "Requesting
Payments."

When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge) reduces Account Value and may be subject to federal income tax and income tax withholding. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

Systematic Partial Withdrawal Program. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

| If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

| If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge."

You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

IRA Partial Withdrawal Program. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

The IRS has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain additional benefits under the Contract, such as the minimum income rider. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser. If you are required to take distributions from your qualified Contract, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

Requesting Payments

You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

| disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

| the SEC, by order, permits postponement of payment to protect our Owners.

We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.


8. HOW IS CONTRACT PERFORMANCE PRESENTED?

We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. We base these figures on historical performance, and they do not indicate or project future results. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

Yield

The yield of the AIM V.I. Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the AIM V.I. Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Variable Sub-Account (except the AIM V.I. Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

Total Return

The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We may show standard performance that reflects no charges for the optional benefits. As described under "What Are The Expenses Under A Contract? - Asset-Based Charges," and Appendix A, as of May 1, 2001, we changed the way we calculate Asset- Based Charges, which is a component of performance calculations. We calculate performance information for all periods as if the methodology used beginning May 1, 2001 for calculating Asset-Based Charges had in been in effect from inception.

"Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

Performance/Comparisons

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance with standard performance.

In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.


9. DOES THE CONTRACT HAVE A DEATH BENEFIT?


Your Contract provides two different types of death benefits for your Beneficiary if you die before the Income Date. There is the basic death benefit and the accidental death benefit.

Basic Death Benefit

If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

     | the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day);

     | 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge incurred) reduced Account Value; or

     | the highest anniversary value (the "Highest Anniversary Value").

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

(1)  the Account Value on that Contract Anniversary;

(2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

(3) reduced proportionately by any withdrawals (including any associated surrender charge incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

Owner's Death Before The Income Date

If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

(1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

(2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. In addition, no additional purchase payments may be applied to the Contract.

Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the Death Benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

If no Owner of the Contract is an individual, we will treat the death of any Annuitant or the change of any Annuitant under the Contract as the death of an Owner.

In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

Owner's Or Annuitant's Death After The Income Date

If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

Accidental Death Benefit

Under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

| the purchase payments made; minus

| any withdrawals  (including any associated  surrender  charge incurred).

Each value is determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day). The maximum benefit is $250,000.

To qualify for this benefit, the Owner's death must occur:

(1) before the first Contract Anniversary after the Owner attains age 80; and

(2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

If there is no Owner who is a natural person (that is, an individual), we will treat the Annuitant as Owner and use the Annuitant's age for purposes of determining whether the accidental death benefit is payable.

Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. We will pay the accidental death benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of accidental death. The deceased Owner's spouse may continue the Contact (and this benefit) according to the terms set forth in the Contract and accidental death benefit rider.

We terminate the accidental death benefit provision:

| when we pay the benefit after the death of the surviving spouse;

| when you surrender the Contract or apply the entire Account Value to an income plan;

| when we distribute  the interest in the Contract due to the death of an Owner;
or

| when you request termination of the benefit.

See the Accidental Death Benefit rider for the specific terms and conditions of this benefit.

Optional Enhanced Death Benefit Rider

You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Death Benefit rider (referred to in marketing materials as "Protection Plus"). The Enhanced Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date (or the Annuitant, if the Owner is not a natural person). We determine the Enhanced Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by
(c), where:

(a) is your Account Value on the date of calculation;

(b) is the Net Purchase Amount; and

(c) is the Benefit Rate (40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 79).

On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make; and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

The Enhanced Death Benefit will not exceed the Maximum Benefit Amount which is your Net Purchase Amount times the benefit rate times 250% for issue ages 0-69, and 100% for issue ages 70-79.

We will pay the Enhanced Death Benefit to your Beneficiary or surviving joint Owner upon receipt of written proof of death. The deceased Owner's spouse may continue the Contract (and this benefit) according to the terms set forth in the Contract and enhanced death benefit rider. Please note that if your account value at death has declined such that it is equal to or less than the net purchase amount, no Enhanced Death Benefit will be payable.

We show examples of the Enhanced Death Benefit in Appendix D.

See the Enhanced Death Benefit rider for the specific terms and conditions of this benefit.

Contract Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age. The rider's effective date for purposes of calculating the Net Purchase Amount will be the Business Day the new Owner elects to continue the rider. On this date, the Net Purchase Amount will be equal to the Account Value. After that, the Net Purchase Amount will be increased by any additional purchase payments the new Owner makes, and will be reduced in proportion to the reduction in Account Value that results from withdrawals the new Owner makes. All of the other terms and conditions of the rider will continue as before.

Other Enhanced Death Benefit Terms and Conditions.

| You can only purchase the Enhanced Death Benefit at time of application;

| You must be age 79 or younger at the time the Contract is issued;

| If you purchase the Enhanced Death Benefit as an optional benefit it is irrevocable and charges for it will remain in force during the Accumulation Phase (unless not renewed by a surviving spouse who continues the Contract under the Contract Continuation Option).

Important Considerations Regarding the Enhanced Death Benefit Option.

| The Enhanced Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Enhanced Death Benefit being payable.

| Once purchased, the Enhanced Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced Death Benefit charges will still be assessed.

| Please take advantage of the guidance of a qualified financial adviser in evaluating the Enhanced Death Benefit option, as well as all other aspects of the Contract.

| The Enhanced Death Benefit option is not available for IRA and Roth IRA contracts.

| The Enhanced Death Benefit may not be available in all states.

Proof of Death

We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

(1) An original certified copy of an official death certificate; or

(2) An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

(3) Any other proof satisfactory to us.


10. WHAT OTHER INFORMATION SHOULD I KNOW?


                             Parties To The Contract

The Owner. You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

The Annuitant. Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

The Beneficiary. Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

Change of Owner, Beneficiary or Annuitant. During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

Valley Forge Life Insurance Company

Valley Forge Life Insurance Company ("VFL") is a life insurance company organized under the laws of the State of Indiana following its redomestication from Pennsylvania to Indiana effective December 29, 2004, and is authorized to transact business in the District of Columbia, Puerto Rico, and all states except New York. VFL's home office is located at 1700 Magnavox Way, Fort Wayne, IN 46804, and its executive office is located at 175 King Street, Armonk, NY 10504.

On April 30, 2004 VFL became a wholly-owned subsidiary of Swiss Re Life & Health America Inc. ("SRLHA"). SRLHA is ultimately controlled by Swiss Reinsurance Company.

As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL. Prior to September 30, 2006, the Contracts were issued by Sage Life. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional purchase payments you wish to make and will process all transactions and claims under the Contract. There have been no changes to The Sage Variable Annuity Account A as a result of the merger.


Variable Account

The Sage Variable Annuity Account A ("Variable Account"). The Variable Account was established as a separate investment account under Delaware law on December 3, 1997. Prior to September 30, 2006, Sage Life was the depositor of the Variable Account. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or VFL.

We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of VFL. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of VFL. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Voting of Fund Shares. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.


Modification

When permitted by applicable law, we may modify the Contracts as follows:

| deregister the Variable Account under the 1940 Act;

| operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

| operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

| restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

| combine the Variable Account with other separate accounts; and

| combine a Variable Sub-Account with another Variable Sub-Account.

We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

Distribution of the Contracts

SL Distributors, Inc., Park Central VIII, 12770 Merit Drive, Suite 600, Dallas, TX 75251, is the Distributor (Principal Underwriter) of the Contracts. Prior to December 18, 2003, Sage Distributors, Inc. was the distributor of the Contracts. After giving effect to the merger of Sage Life into VFL, which was effective as of September 30, 2006, SL Distributors, Inc. became a wholly-owned subsidiary of VFL.

SL Distributors, Inc. is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Contracts may not be available in all states.

The Contracts are no longer offered for sale. However, VFL accepts new purchase payments on and processes transfers for, and provides administration for existing Contracts. Under arrangements made with certain broker-dealers, VFL may pay trail commissions on additional purchase payments received on the existing Contracts.

Legal Proceedings

There are no material pending legal proceedings to which the Variable Account, SL Distributors, Inc. or VFL is a party.

Reports To Contract Owners

We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

Authority To Make Agreements

One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

Financial Statements
Audited financial statements of VFL and the Variable Account are contained in the Statement of Additional Information.

11. HOW CAN I MAKE INQUIRIES?

You may make inquiries about your Contract by contacting us at P.O. Box 290680, Wethersfield, CT 06129-0680, (877) 835-7243.


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Contracts and the Variable Account is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to our Customer Service Center or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.


                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Company.........................................................................
Experts.........................................................................
Legal Opinions..................................................................
Distributor.....................................................................
Assignment......................................................................
Change of Owner, Beneficiary or Annuitant.......................................
Misstatement and Proof of Age, Sex or Survival..................................
Incontestability................................................................
Participation...................................................................
Beneficiary Designation.........................................................
Tax Status of the Contracts.....................................................
     Diversification Requirements...............................................
     Owner Control..............................................................
     Required Distributions from Non-Qualified Contracts........................
     Multiple Contracts.........................................................
     Partial 1035 Exchanges.....................................................
     Contracts Owned by Other Than Natural Persons..............................
     Tax Treatment of Assignments or Transfer of Ownership......................
     Gifting a Contract.........................................................
     Withdrawals -- Investment Adviser Fees.....................................
     Income Tax Withholding.....................................................
     Taxation of Death Benefit Proceeds.........................................
     Taxation of Withdrawals -- Non-Qualified Contracts.........................
     Delayed Annuity Payments...................................................
     Qualified Contracts........................................................
     Qualified Plans............................................................
     Tax Treatment of Withdrawals -- Qualified Contracts........................
     Hurricane Victims Tax Relief ..............................................
     Required Distributions.....................................................
Calculation of Historical Performance Data......................................
     Money Market Sub-Account Yields............................................
     Other Variable Sub-Account Yields..........................................
     Average Annual Total Returns...............................................
     Other Total Returns........................................................
     Effect of the Annual Administration Charge on Performance Data.............
     Use of Indexes.............................................................
     Other Information..........................................................
Income Payment Provisions.......................................................
     Amount of Fixed Income Payments............................................
     Amount of Variable Income Payments.........................................
     Income Units...............................................................
     Income Unit Value..........................................................
     Exchange of Income Units...................................................
Safekeeping of Account Assets...................................................
Other Information...............................................................
Financial Statements............................................................



              APPENDIX A - CONTRACTS ISSUED BEFORE A CERTAIN DATE


The purpose of this Appendix is to show certain benefits for Contracts issued before certain dates. Generally, Contracts purchased after May 1, 2001, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

Contracts Issued Before May 1, 2001

Asset-Based Charges

We assess Asset-Based Charges against your Contract for mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which you are invested. On and after the Income Date, however, these charges are called Variable Sub-Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:


                          COMBINED ASSET-BASED CHARGES

                               ANNUAL             MONTHLY             DAILY
                               CHARGE             CHARGE             CHARGE
                               ------             ------             ------

Contract Years 1-7              1.40%            .116667%          .0038626%
Contract Years 8+               1.25%            .104167%          .0034462%

We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payments to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

Accumulation Unit Value - Net Investment Factor

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a) is the net result of:

     (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; plus

     (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

     (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

The net investment factor may be more or less than, or equal to, one.



Condensed Financial Information

The Sage Variable Annuity A began operations in February, 1999. For Contracts purchased before May 1, 2001, the Accumulation Unit Values and the number of accumulation units outstanding for each Variable Sub-Account for the periods shown are below.

Since the inception date of the Contracts, there have been a number of changes made to the Funds underlying your Contract including Fund mergers, Fund substitutions and Fund liquidations. Therefore, Accumulation Unit Values are not shown for certain periods following the dates that such Fund changes took place. Further, in certain instances, Funds were added after the inception date of the Contracts and therefore no Accumulation Unit Values are shown for those periods prior to their availability.



                                                            Year or   Year or   Year or   Year or   Year or   Year or   Year or
                                                             Period    Period    Period    Period    Period    Period    Period
                                                              Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                                            12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99


AIM Variable Insurance Funds (Series I Shares):
 AIM V.I. Money Market Sub-Account
  Accumulation unit value at beginning of period 5/2/2003    $10.10    $10.03    $10.00
  Accumulation unit value at end of period                   $10.36    $10.10    $10.03
  No. of accumulation units outstanding at end of period    117,303   118,686   128,868
 AIM V.I. Government Securities Sub-Account
  Accumulation unit value at beginning of period             $13.23    $12.90    $12.77    $11.65    $10.95     $9.94     $10.00
  Accumulation unit value at end of period                   $13.45    $13.23    $12.90    $12.77    $11.65    $10.95     $9.94
  No. of accumulation units outstanding at end of period     25,535    28,390    27,715    30,687    42,839     3,595       170
 AIM V.I. Core Equity Sub-Account
  Accumulation unit value at beginning of period              $8.46     $7.76     $6.24     $7.39     $9.58    $11.21    $10.00
  Accumulation unit value at end of period                    $8.91     $8.46     $7.76     $6.24     $7.39     $9.58    $11.21
  No. of accumulation units outstanding at end of period     36,919    43,133    50,987    56,305    66,255    12,731        69
 AIM V.I. International Growth Sub-Account
  Accumulation unit value at beginning of period             $12.16     $9.81     $7.60     $9.01    $11.78    $16.01    $10.00
  Accumulation unit value at end of period                   $14.34    $12.16     $9.81     $7.60     $9.01    $11.78    $16.01
  No. of accumulation units outstanding at end of period     30,539    38,623    44,096    60,034    57,592    12,963       625
 AIM V.I. Core Equity Sub-Account (formerly AIM V.I. Premier Equity Sub-Account)
  Accumulation unit value at beginning of period              $8.45     $7.99     $6.38     $9.15    $10.47    $12.27    $10.00
  Accumulation unit value at end of period                    $8.92     $8.45     $7.99     $6.38     $9.15    $10.47    $12.27
  No. of accumulation units outstanding at end of period     57,016    73,740    81,312    63,888    53,206    19,277       115
 AIM V.I. Financial Services Sub-Account
  Accumulation unit value at beginning of period             $11.63    $10.70     $8.26     $9.71    $10.40       n/a       n/a
  Accumulation unit value at end of period                   $12.32    $11.63    $10.70     $8.26     $9.71       n/a       n/a
  No. of accumulation units outstanding at end of period          0         0         0         0        24       n/a       n/a
 AIM V.I. Global Health Care Sub-Account
  Accumulation unit value at beginning of period             $10.67     $9.91     $7.76    $10.27    $10.33       n/a       n/a
  Accumulation unit value at end of period                   $11.53    $10.67     $9.91    $ 7.76    $10.27       n/a       n/a
  No. of accumulation units outstanding at end of period          0         0         0         0        23       n/a       n/a
 AIM V.I. Technology Sub-Account
  Accumulation unit value at beginning of period              $5.76     $5.50     $3.79     $7.13    $10.07       n/a       n/a
  Accumulation unit value at end of period                    $5.88     $5.76     $5.50     $3.79     $7.13       n/a       n/a
  No. of accumulation units outstanding at end of period          0         0         0         0        26       n/a       n/a
 AIM V.I. Capital Appreciation Sub-Account
  Accumulation unit value at beginning of period 5/2/2003    $10.84    $10.00
  Accumulation unit value at end of period                   $11.65    $10.84
  No. of accumulation units outstanding at end of period      2,158     2,409
The Alger American Fund (Class O Shares):
 Alger American MidCap Growth Sub-Account
  Accumulation unit value at beginning of period             $15.19    $13.44     $9.09    $12.91    $13.81    $12.65    $10.00
  Accumulation unit value at end of period                   $16.69    $15.19    $13.44    $ 9.09    $12.91    $13.81    $12.65
  No. of accumulation units outstanding at end of period     18,492    23,021    26,600    33,744    48,723    14,059       144
 Alger American Income & Growth Sub-Account
  Accumulation unit value at beginning of period             $11.34    $10.52     $8.10    $11.75    $13.72    $13.90    $10.00
  Accumulation unit value at end of period                   $11.73    $11.34    $10.52    $ 8.10    $11.75    $13.72    $13.90
  No. of accumulation units outstanding at end of period     11,147    15,041    16,469    22,604    28,482     7,778       115
 Alger American Small Capitalization Sub-Account
  Accumulation unit value at beginning of period              $7.45     $6.39     $4.49     $6.09     $8.63    $11.86    $10.00
  Accumulation unit value at end of period                    $8.71     $7.45     $6.39     $4.49     $6.09     $8.63    $11.86
  No. of accumulation units outstanding at end of period     27,253    32,260    34,034    59,096    27,172    10,697        66
 INVESCO Growth Sub-Account
  Accumulation unit value at beginning of period                                  $4.36     $7.05    $10.14       n/a       n/a
  Accumulation unit value at end of period                                        $5.59     $4.36     $7.05       n/a       n/a
  No. of accumulation units outstanding at end of period                          1,818         0        27       n/a       n/a
MFS(R) Variable Insurance Trust (Initial Class):
 MFS Investors Trust Sub-Account
  Accumulation unit value at beginning of period              $9.46     $8.49     $6.95     $8.80    $10.47    $10.48    $10.00
  Accumulation unit value at end of period                   $10.15     $9.46     $8.49     $6.95     $8.80    $10.47    $10.48
  No. of accumulation units outstanding at end of period     13,333    18,307    19,532    12,491    27,699     6,548       240
 MFS High Income Sub-Account
  Accumulation unit value at beginning of period             $12.77    $11.70     $9.92     $9.67     $9.47    $10.15    $10.00
  Accumulation unit value at end of period                   $13.04    $12.77    $11.70     $9.92     $9.67     $9.47    $10.15
  No. of accumulation units outstanding at end of period     14,837    12,069    17,213     5,715     4,548     1,441        54
 MFS Research Sub-Account
  Accumulation unit value at beginning of period              $8.93     $7.71     $6.18     $8.19    $10.40    $10.93    $10.00
  Accumulation unit value at end of period                    $9.63     $8.93     $7.71     $6.18     $8.19    $10.40    $10.93
  No. of accumulation units outstanding at end of period     12,122    15,463    16,915    26,236    35,045     8,795        70
 MFS Total Return Sub-Account
  Accumulation unit value at beginning of period             $14.05    $12.62    $10.85    $11.44    $11.42     $9.84    $10.00
  Accumulation unit value at end of period                   $14.45    $14.05    $12.62    $10.85    $11.44    $11.42     $9.84
  No. of accumulation units outstanding at end of period     24,380    40,856    47,399    83,246   104,013     9,688        75
 MFS Capital Opportunities Sub-Account
  Accumulation unit value at beginning of period              $8.39     $7.46     $5.86     $8.33    $10.89    $11.30    $10.00
  Accumulation unit value at end of period                    $8.53     $8.39     $7.46     $5.86     $8.33    $10.89    $11.30
  No. of accumulation units outstanding at end of period        610     1,535     2,460     4,951     7,889     5,505        69
The Universal Institutional Funds, Inc. (Class I Shares):
 Global Value Equity Sub-Account
  Accumulation unit value at beginning of period             $13.69    $12.06     $9.35    $11.25    $12.10    $10.86    $10.00
  Accumulation unit value at end of period                   $14.49    $13.69    $12.06    $ 9.35    $11.25    $12.10    $10.86
  No. of accumulation units outstanding at end of period      3,162     5,464     6,620    10,338    26,960     1,122       116
 U.S. Mid Cap Value Sub-Account
  Accumulation unit value at beginning of period             $15.74    $13.74     $9.71    $13.49    $13.93    $12.58    $10.00
  Accumulation unit value at end of period                   $17.68    $15.74    $13.74    $ 9.71    $13.49    $13.93    $12.58
  No. of accumulation units outstanding at end of period     10,917    10,979    10,649    12,405     9,621     1,047       149
 Value Sub-Account
  Accumulation unit value at beginning of period             $15.50    $13.15     $9.81    $12.60    $12.32     $9.86    $10.00
  Accumulation unit value at end of period                   $16.21    $15.50    $13.15    $ 9.81    $12.60    $12.32     $9.86
  No. of accumulation units outstanding at end of period      1,327     1,348     1,369     2,528     3,229       798        75
Oppenheimer Variable Account Funds (Non-Service Class):
 Oppenheimer Core Bond Fund/VA Sub-Account
  Accumulation unit value at beginning of period             $13.86    $13.14    $12.30    $11.28    $10.46     $9.86    $10.00
  Accumulation unit value at end of period                   $14.22    $13.86    $13.14    $12.30    $11.28    $10.46     $9.86
  No. of accumulation units outstanding at end of period     21,926    26,648    27,206    31,313    34,347    10,606       340
 Oppenheimer Capital Appreciation Fund/VA Sub-Account
  Accumulation unit value at beginning of period             $12.32    $11.52     $8.80    $12.03    $13.76    $13.79    $10.00
  Accumulation unit value at end of period                   $12.95    $12.32    $11.52    $ 8.80    $12.03    $13.76    $13.79
  No. of accumulation units outstanding at end of period     24,786    35,506    39,972    31,741    31,524    12,831       111
 Oppenheimer Main Street Small Cap Fund/VA Sub-Account
  Accumulation unit value at beginning of period             $18.83    $15.77    $10.92    $12.97    $13.01    $15.93    $10.00
  Accumulation unit value at end of period                   $20.70    $18.83    $15.77    $10.92    $12.97    $13.01    $15.93
  No. of accumulation units outstanding at end of period     12,475    15,328    14,017    14,333     9,732     2,952       155
Sage Life Investment Trust
 S&P 500(R) Equity Index Fund Sub-Account
  Accumulation unit value at beginning of period                                            $9.43    $10.74    $11.78    $10.00
  Accumulation unit value at end of period                                                  $7.22     $9.43    $10.74    $11.78
  No. of accumulation units outstanding at end of period                                   50,089    61,684     7,922     2,692
 EAFE Fund Sub-Account
  Accumulation unit value at beginning of period                                                               $12.66    $10.00
  Accumulation unit value at end of period                                                                     $10.93    $12.66
  No. of accumulation units outstanding at end of period                                                        1,359       430
 Money Market Fund Sub-Account
  Accumulation unit value at beginning of period                                           $11.39    $11.01    $10.40    $10.00
  Accumulation unit value at end of period                                                 $11.52    $11.39    $11.01    $10.40
  No. of accumulation units outstanding at end of period                                  130,571    75,121    29,390       479
 Nasdaq - 100 Index(R)Fund Sub-Account
  Accumulation unit value at beginning of period                                            $4.39     $6.54    $10.00       n/a
  Accumulation unit value at end of period                                                  $2.73     $4.39     $6.54       n/a
  No. of accumulation units outstanding at end of period                                   43,999    46,626     5,201       n/a
 All-Cap Growth Fund Sub-Account
  Accumulation unit value at beginning of period                                            $6.58     $7.86    $10.00       n/a
  Accumulation unit value at end of period                                                  $4.86     $6.58     $7.86       n/a
  No. of accumulation units outstanding at end of period                                   28,364    36,065     3,119       n/a
T. Rowe Price Equity Series, Inc.:
 T. Rowe Price Equity Income Sub-Account
  Accumulation unit value at beginning of period             $14.89    $12.96    $10.33    $11.89    $11.18    $10.36    $10.00
  Accumulation unit value at end of period                   $15.48    $14.89    $12.96    $10.33    $11.89    $11.18    $10.36
  No. of accumulation units outstanding at end of period      5,505     6,034     6,107     8,530     7,346     1,083       159
 T. Rowe Price Mid-Cap Growth Sub-Account
  Accumulation unit value at beginning of period             $17.29    $14.61    $10.55    $13.40    $13.29    $12.59    $10.00
  Accumulation unit value at end of period                   $19.83    $17.29    $14.61    $10.55    $13.40    $13.29    $12.59
  No. of accumulation units outstanding at end of period      7,654     9,650    12,152    14,658    11,181     6,295       152
 T. Rowe Price Personal Strategy Balanced Sub-Account
  Accumulation unit value at beginning of period             $13.68    $12.13     $9.72    $10.54    $10.25    $10.25    $10.00
  Accumulation unit value at end of period                   $14.56    $13.68    $12.13    $ 9.72    $10.54    $10.25    $10.25
  No. of accumulation units outstanding at end of period      2,019     6,197     6,339    11,881    22,181     1,302        78
Liberty Variable Investment Trust:
 Colonial High Yield Fund, Variable Series
  Accumulation unit value at beginning of period                                            $9.18     $9.43    $10.13    $10.00
  Accumulation unit value at end of period                                                  $8.83     $9.18     $9.43    $10.13
  No. of accumulation units outstanding at end of period                                    1,670     2,285     2,387        75
 Colonial Small Cap Value Fund, Variable Series
  Accumulation unit value at beginning of period             $25.74    $20.98    $15.04    $16.04    $14.67    $12.34    $10.00
  Accumulation unit value at end of period                   $27.19    $25.74    $20.98    $15.04    $16.04    $14.67    $12.34
  No. of accumulation units outstanding at end of period        566       575       584     5,499     7,169       526       161
 Colonial Strategic Income Fund, Variable Series
  Accumulation unit value at beginning of period             $14.83    $13.46    $11.37    $10.48    $10.09    $10.09    $10.00
  Accumulation unit value at end of period                   $15.07    $14.83    $13.46    $11.37    $10.48    $10.09    $10.09
  No. of accumulation units outstanding at end of period          0        47       116       195       310       440       261
 Liberty Growth and Income Fund, Variable Series (formerly,
 Colonial U.S. Growth and Income Fund, Variable Series)
  Accumulation unit value at beginning of period             $11.93    $10.49     $8.75    $11.22    $11.29    $10.89    $10.00
  Accumulation unit value at end of period                   $12.69    $11.93    $10.49    $ 8.75    $11.22    $11.29    $10.89
  No. of accumulation units outstanding at end of period      1,965     1,994     2,023     7,308     8,771     4,682       198
 Liberty All-Star Equity Fund, Variable Series
  Accumulation unit value at beginning of period                                  $7.44    $10.06    $11.53    $10.86    $10.00
  Accumulation unit value at end of period                                       $10.47    $ 7.44    $10.06    $11.53    $10.86
  No. of accumulation units outstanding at end of period                            177       180       592        52       186
 Newport Tiger Fund, Variable Series
  Accumulation unit value at beginning of period                       $10.08     $7.03     $8.47    $10.39    $12.31    $10.00
  Accumulation unit value at end of period                             $11.84    $10.08     $7.03     $8.47    $10.39    $12.31
  No. of accumulation units outstanding at end of period                    0         0         0       108       345         0
 SteinRoe Global Utilities Fund, Variable Series
  Accumulation unit value at beginning of period                                            $8.44     $9.81    $11.30    $10.00
  Accumulation unit value at end of period                                                  $7.31     $8.44     $9.81    $11.30
  No. of accumulation units outstanding at end of period                                    1,895     3,114     2,665        69
Steinroe Variable Investment Trust:
 Columbia Large Cap Growth Fund (formerly,
 Stein Roe Growth Stock Fund, Variable Series)
  Accumulation unit value at beginning of period              $6.37     $6.50     $5.19     $7.43     $9.85    $11.20    $10.00
  Accumulation unit value at end of period                    $6.67     $6.37     $6.50     $5.19     $7.43     $9.85    $11.20
  No. of accumulation units outstanding at end of period      3,581     5,140     5,995     7,974     9,384     4,311        69
 Liberty Asset Allocation Fund, Variable Series (formerly,
 Stein Roe Balanced Fund, Variable Series)
  Accumulation unit value at beginning of period             $10.97     $9.97     $8.28     $9.38    $10.33    $10.44    $10.00
  Accumulation unit value at end of period                   $11.68    $10.97     $9.97     $8.28     $9.38    $10.33    $10.44
  No. of accumulation units outstanding at end of period        984       999     1,511     2,082     2,226       376        65
 Columbia High Yield Fund, Variable Series
  Accumulation unit value at beginning of period             $11.61    $10.84    $10.00
  Accumulation unit value at end of period                   $11.91    $11.61    $10.84
  No. of accumulation units outstanding at end of period        174       816     1,045
 Columbia International Fund, Variable Series
  Accumulation unit value at beginning of period             $15.42    $13.55    $10.00
  Accumulation unit value at end of period                   $17.44    $15.42    $13.55
  No. of accumulation units outstanding at end of period        121       440     1,383



                  APPENDIX B - ACCUMULATION UNIT VALUE HISTORY

The following table includes Accumulation Unit values for the periods indicated.

Since the inception date of the Contracts, there have been a number of changes made to the Funds underlying your Contract including Fund mergers, Fund substitutions and Fund liquidations. Therefore, Accumulation Unit Values are not shown for certain periods following the dates that such Fund changes took place. Further, in certain instances, Funds were added after the inception date of the Contracts and therefore no Accumulation Unit Values are shown for those periods prior to their availability.


                                                                   Year or      Year or      Year or      Year or      Year or
                                                                    Period       Period       Period       Period       Period
                                                                     Ended        Ended        Ended        Ended        Ended
                                                                   12/31/05     12/31/04     12/31/03     12/31/02     12/31/01

AIM Variable Insurance Funds (Series I Shares):
 AIM V.I. Money Market Sub-Account
  Accumulation unit value at beginning of period 5/2/2003....        $9.87        $9.94       $10.00
  Accumulation unit value at end of period...................        $9.98        $9.87       $ 9.94
  No. of accumulation units outstanding at end of period.....      151,121       125,931      139,938
 AIM V.I. Capital Appreciation Sub-Account
  Accumulation unit value at beginning of period 5/2/2003....       $10.74       $10.00
  Accumulation unit value at end of period...................       $11.38       $10.74
  No. of accumulation units outstanding at end of period.....       18,100       22,920
 AIM V.I. Government Securities Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $12.57       $12.43       $12.48       $11.54       $11.13
  Accumulation unit value at end of period...................       $12.60       $12.57       $12.43       $12.48       $11.54
  No. of accumulation units outstanding at end of period.....      104,073      124,032      161,617      234,609      189,076
 AIM V.I. Core Equity Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....        $8.02        $7.47        $6.09        $7.31        $8.61
  Accumulation unit value at end of period ..................        $8.33        $8.02        $7.47        $6.09        $7.31
  No. of accumulation units outstanding at end of period ....       83,656      104,770      120,515      125,527      100,431
 AIM V.I. International Growth Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $11.68        $9.55        $7.50        $9.03       $10.61
  Accumulation unit value at end of period ..................       $13.58       $11.68        $9.55        $7.50        $9.03
  No. of accumulation units outstanding at end of period ....       97,636      120,371      152,471      221,846      160,412
 AIM V.I. Core Equity Sub-Account (formerly AIM V.I.
      Premier Equity Sub-Account)
  Accumulation unit value at beginning of period 5/1/2001....        $7.99        $7.66        $6.21        $9.03       $10.20
  Accumulation unit value at end of period ..................        $8.32        $7.99        $7.66        $6.21        $9.03
  No. of accumulation units outstanding at end of period ....      172,146      206,415      242,183      219,488      101,489
 AIM V.I. Financial Services Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $11.13       $10.39        $8.13        $9.69       $10.08
  Accumulation unit value at end of period ..................       $11.62       $11.13       $10.39        $8.13        $9.69
  No. of accumulation units outstanding at end of period ....       14,551       17,417       17,850       20,792       18,994
 AIM V.I. Global Health Care Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $10.18        $9.60        $7.62       $10.23       $10.05
  Accumulation unit value at end of period ..................       $10.85       $10.18        $9.60        $7.62       $10.23
  No. of accumulation units outstanding at end of period ....       26,352       30,692       33,670       36,098       33,630
 AIM V.I. Technology Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....        $5.60        $5.43        $3.79        $7.24       $10.25
  Accumulation unit value at end of period ..................        $5.65        $5.60        $5.43        $3.79        $7.24
  No. of accumulation units outstanding at end of period ....       14,244       19,767       21,967       27,308       23,331
INVESCO Growth Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....                                  $4.36        $7.24       $10.39
  Accumulation unit value at end of period ..................                                  $5.58        $4.36        $7.24
  No. of accumulation units outstanding at end of period ....                                 49,535       58,161       50,343
The Alger American Fund (Class O Shares):
 Alger American MidCap Growth Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $15.03       $13.48        $9.25       $13.32       $13.88
  Accumulation unit value at end of period ..................       $16.27       $15.03       $13.48        $9.25       $13.32
  No. of accumulation units outstanding at end of period ....       37,486       41,891       42,111       68,124      108,328
 Alger American Income & Growth Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $10.79       $10.15        $7.93       $11.67       $12.84
  Accumulation unit value at end of period ..................       $11.01       $10.79       $10.15       $ 7.93       $11.67
  No. of accumulation units outstanding at end of period ....       24,032       32,721       32,007       60,341       59,555
 Alger American Small Capitalization Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....        $7.17        $6.24        $4.45        $6.11        $7.07
  Accumulation unit value at end of period ..................        $8.27        $7.17        $6.24        $4.45        $6.11
  No. of accumulation units outstanding at end of period ....       56,826       76,379       85,399      142,261       12,065
MFS(R) Variable Insurance Trust (Initial Class):
 MFS Investors Trust Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....        $8.95        $8.15        $6.77        $8.68        $9.81
  Accumulation unit value at end of period ..................        $9.47        $8.95        $8.15        $6.77        $8.68
  No. of accumulation units outstanding at end of period ....       60,594       67,454       81,372       28,042       24,696
 MFS High Income Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $12.16       $11.30        $9.71        $9.61        $9.89
  Accumulation unit value at end of period ..................       $12.25       $12.16       $11.30        $9.71        $9.61
  No. of accumulation units outstanding at end of period ....      114,221      190,519      245,564      230,769       27,904
 MFS Research Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....        $8.47        $7.41        $6.03        $8.10        $9.58
  Accumulation unit value at end of period ..................        $9.00        $8.47        $7.41        $6.03        $8.10
  No. of accumulation units outstanding at end of period ....       21,216       22,779       25,443       32,909       48,459
 MFS Total Return Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $13.31       $12.13       $10.58       $11.31       $11.55
  Accumulation unit value at end of period ..................       $13.50       $13.31       $12.13       $10.58       $11.31
  No. of accumulation units outstanding at end of period ....      130,273      138,550      145,003      215,133      188,678
 MFS Capital Opportunities Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....        $8.07        $7.27        $5.79        $8.35       $10.38
  Accumulation unit value at end of period ..................        $8.09        $8.07        $7.27        $5.79        $8.35
  No. of accumulation units outstanding at end of period ....       25,197       31,021       33,264       44,944       57,682
The Universal Institutional Funds, Inc. (Class I Shares):
 Global Value Equity Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $12.91       $11.53        $9.07       $11.06       $11.91
  Accumulation unit value at end of period ..................       $13.47       $12.91       $11.53       $ 9.07       $11.06
  No. of accumulation units outstanding at end of period ....       18,241       31,302       31,659       19,632       89,946
 U.S. Mid Cap Value Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $15.22       $13.47        $9.65       $13.60       $14.19
  Accumulation unit value at end of period ..................       $16.85       $15.22       $13.47       $ 9.65       $13.60
  No. of accumulation units outstanding at end of period ....       25,674       30,885       30,019       57,169       47,925
 Value Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $14.59       $12.56        $9.50       $12.38       $12.88
  Accumulation unit value at end of period ..................       $15.05       $14.59       $12.56       $ 9.50       $12.38
  No. of accumulation units outstanding at end of period ....       31,009       17,081       18,712       23,245       19,012
Oppenheimer Variable Account Funds (Non-Service Class):
 Oppenheimer Core Bond Fund/VA Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $13.12       $12.61       $11.98       $11.14       $10.84
  Accumulation unit value at end of period ..................       $13.27       $13.12       $12.61       $11.98       $11.14
  No. of accumulation units outstanding at end of period ....       90,752      102,793      118,881      154,355      144,672
 Oppenheimer Capital Appreciation Fund/VA Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $11.89       $11.28        $8.74       $12.11       $13.94
  Accumulation unit value at end of period ..................       $12.33       $11.89       $11.28       $ 8.74       $12.11
  No. of accumulation units outstanding at end of period ....      118,073      129,548      165,634      103,300       86,498
 Oppenheimer Main Street Small Cap Fund/VA Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $18.40       $15.63       $10.98       $13.22       $12.36
  Accumulation unit value at end of period ..................       $19.94       $18.40       $15.63       $10.98       $13.22
  No. of accumulation units outstanding at end of period ....       19,611       19,806       20,223       16,031       12,258
Sage Life Investment Trust
 S&P 500(R) Equity Index Fund Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....                                               $9.27       $10.23
  Accumulation unit value at end of period ..................                                               $7.00        $9.27
  No. of accumulation units outstanding at end of period ....                                             187,294      192,424
Money Market Fund Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....                                              $11.28       $11.19
  Accumulation unit value at end of period ..................                                              $11.24       $11.28
  No. of accumulation units outstanding at end of period ....                                             225,915      201,936
 Nasdaq - 100 Index(R) Fund Sub-Account
  Accumulation unit value at beginning of period 5/1/2001 ...                                               $4.29        $5.29
  Accumulation unit value at end of period ..................                                               $2.63        $4.29
  No. of accumulation units outstanding at end of period ....                                              56,622       55,328
 All-Cap Growth Fund Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....                                               $6.58        $7.46
  Accumulation unit value at end of period ..................                                               $4.79        $6.58
  No. of accumulation units outstanding at end of period ....                                             131,870       36,459
T. Rowe Price Equity Series, Inc.:
 T. Rowe Price Equity Income Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $14.01       $12.36        $9.99       $11.66       $11.83
  Accumulation unit value at end of period ..................       $14.36       $14.01       $12.36       $ 9.99       $11.66
  No. of accumulation units outstanding at end of period ....       37,009       42,692       46,767       51,883       68,177
 T. Rowe Price Mid-Cap Growth Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $16.80       $14.40       $10.55       $13.59       $13.76
  Accumulation unit value at end of period ..................       $19.01       $16.80       $14.40       $10.55       $13.59
  No. of accumulation units outstanding at end of period ....       25,039       26,916       31,771       28,655       26,919
 T. Rowe Price Personal Strategy Balanced Sub-Account
  Accumulation unit value at beginning of period 5/1/2001....       $13.01       $11.70        $9.50       $10.45       $10.72
  Accumulation unit value at end of period ..................       $13.65       $13.01       $11.70        $9.50       $10.45
  No. of accumulation units outstanding at end of period ....       11,616       14,507       15,014       32,826       21,903



                 APPENDIX C - GUARANTEED MINIMUM INCOME BENEFIT

Below is an example of how the GMIB will work. The example is purely hypothetical and is for illustrative purposes only. The example assumes the following:
| you are a male whose age last birthday is 55;

| you purchase a Contract with the GMIB rider;

| you do not make any additional purchase payments nor any withdrawals;

| you elect to receive income from the Contract 10 years later, at attained age 65; and

| you elect a Life Annuity with 10 Year Certain, which is an eligible Income Plan under the GMIB rider.

Assume your total purchase payments are $150,000, your Account Value is $200,000 and that your Highest Anniversary Value ("HAV") is $250,000.

Calculate the GMIB:

(1) Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

(2) Apply your HAV of $250,000 (because it is higher than total purchase payments and Account Value).

(3) The GMIB = $1,355 [$5.42 x $250,000 / $1,000].

Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $1,355.00.

Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different Income Plans. In these cases, the GMIB will be different.


                       APPENDIX D - ENHANCED DEATH BENEFIT


Below are examples of how the Enhanced Death Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

| The Owner's age last birthday is 55;

| The Owner purchases a Contract with the Enhanced Death Benefit rider;

| The Owner makes an initial purchase payment of $150,000; and

| The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

(1) The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

(2) The sum of all purchase payments made is $150,000.

(3) The HAV is $175,000.

(4) The basic Death Benefit is $200,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

(5) The Benefit Rate for an issue age of 55 is 40.0%.

(6) The Net Purchase Amount is $150,000.

(7) The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

(8) The Enhanced Death Benefit is $20,000 (.40 x [$200,000 - $150,000] =
$20,000, but not in excess of $150,000).

We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Enhanced Death Benefit of $20,000, for a total payment of $220,000.

Example 2.

Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

(1) The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

(2) The sum of all purchase payments made is $150,000.

(3) The HAV is $300,000.

(4) The basic Death Benefit is $600,000 [the greatest of (1), (2) and (3)]. Calculate the Enhanced Death Benefit:

(5) The Benefit Rate for an issue age of 55 is 40.0%.

(6) The Net Purchase Amount is $150,000.

(7) The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

(8) The Enhanced Death Benefit is $150,000 (.40 x [$600,000 - $150,000] =
$180,000, but not in excess of $150,000).

We will pay the Owner's Beneficiary the basic Death Benefit of $600,000 and the Enhanced Death Benefit of $150,000, for a total payment of $750,000.

Example 3.

Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

(1) The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

(2) The sum of all purchase payments made is $150,000.

(3) The HAV is $175,000.

(4) The basic Death Benefit is $175,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

(5) The Benefit Rate for an issue age of 55 is 40.0%.

(6) The Net Purchase Amount is $150,000.

(7) The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

(8) The Enhanced Death Benefit is $0 (.40 x [$100,000 - $150,000] = $0, but not in excess of $150,000).

We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Enhanced Death Benefit of $0, for a total payment of $175,000.


To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

        Customer Service Center
        P.O. Box 290680
        Wethersfield, CT 06129-0680

Please send a Statement of Additional Information to me at the following address:




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